BANK OF AMERICA



TO:      Aaron Rents, Inc. ("Counterparty")
         Attn:  Mr. Gil Danielson
         Rapidfax:  (404) 240-6584

FROM:    Bank of America National Trust and Savings Association
         ("BofA")
         555 California Street
         San Francisco, CA  94104
         William L. Denton
         Phone No. (415) 953-1449
         Rapidfax No.: (415) 622-3548

DATE:    November 21, 1994

RE:      USD 10,000,000.00 Swap Transaction

Dear Sir/Madam:

    The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" under the ISDA
Agreement defined below.

    The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

    1. The parties agree that the Swap Transaction described in this Confirmation constitutes their binding obligations. Except as set forth in this Confirmation, the Swap Transaction shall be subject to all the terms and conditions of the form of the master agreement entitled "Master Agreement" ("Multicurrency-Cross Border" version) as published in 1992 by the International Swaps and Derivatives Association, Inc., (and herein call the "ISDA Agreement"), excluding the "Schedule" thereto.
Counterparty and BofA shall negotiate a Schedule and upon agreement shall sign the ISDA Agreement including the Schedule so negotiated and agreed upon (hereinafter call the "Agreement"), whereupon this Confirmation shall be deemed automatically, without further action of any party, to be a Confirmation under the Agreement; provided, however, that, unless and until Counterparty and BofA agreed upon and sign the Agreement, the preceding sentence shall have full force and effect.

    THIS FACSIMILE TRANSMISSION WILL BE THE ONLY WRITTEN COMMUNICATION REGARDING THIS SWAP TRANSACTION. Pursuant to ISDA guidelines, this facsimile transmission will be sufficient for all purposes to evidence a binding supplement to the Agreement. However, should you have an internal requirement for confirmations with an original signature, we request that you sign and return this Confirmation by facsimile, whereupon, we will add an original signature to the fully executed Confirmation, and forward it to you by mail.

    2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


Notional Amount:             USD 10,000,000.00
Trade Date:                  November 14, 1994
Effective Date:              November 16, 1994
Termination Date:            November 17, 1997, subject to
                             adjustment in accordance with the
                             Modified Following Business Day
                             Convention

Fixed Amounts:

    Fixed Rate Payer:        Counterparty

    Fixed Rate Payer
              Payment Dates: The 16th of every February, May,
                             August and November beginning with
                             February 16, 1995 and ending on and
                             including the Termination Date

     Fixed Amount:           Calculation XFixed XFixed Rate Day
                             Amount        Rate  Count Fraction

     Fixed Rate:             7.51000 percent per annum

     Fixed Rate Day
         Count Fraction:     Actual/360

Floating Amounts:

     Floating Rate Payer:    BofA

     Floating Rate Payer
     Payment Dates:               Same as Fixed Rate Payor Payment
                                  Dates

     Floating Rate for Initial
     Calculation Period:          5.81250 percent per annum

     Floating Rate Option:   USD-LIBOR-BBA

     Designated Maturity:    Three (3) Months

     Spread:                 None

     Floating Rate Day
     Count Fraction:         Actual/360

     Reset Dates:            First day of each Calculation
Period

     Compounding:            Inapplicable

Business Day:                New York and London

Business Day Convention:     Modified Following

Governing Law:

Calculation Agent:           BofA

3.     Account Details

       Payments to BofA:          Fed Funds to Bank of America NT and
                                  SA San Francisco ABA NO. 1210-0035-
                                  8 BISD Acct. No. 33006-83980 Attn:
                                  IRS Operations

       Payments to
              Counterparty:  Fed Funds to Trust Company Bank ABA
                             No. 0610-0010-4 Account No.
                             8800527494 Account Aaron Rents,
                             Inc.

4.     Offices:

       Office of BofA:       The San Francisco Head Office

       Office of Counterparty:Atlanta, GA.

Other Provisions Applicable to BofA

Specified Entities of BofA:  None

Credit Support Document(s)
Relating to BofA:            None

Credit Support Provider Relating
to BofA:                     None

Agreements of BofA:               As per Section 4 of the ISDA
Agreement.

Representations of BofA:          As per Section 3 of the ISDA
Agreement.

Other Provisions Applicable to Counterparty

Specified Entities of
              Counterparty:  As may be indicated in the
                             Agreement, if at all.

Credit Support Document(s)
  Relating to Counterparty:  As may be indicated in the
                             Agreement, if at all.

Credit Support Provider Relating
  to Counterparty:           As may be indicated in the
                             Agreement, if at all.

Agreements of Counterparty:  As per Section 4 of the ISDA
                             Agreement.

Representations of
              Counterparty:  As per Section 3 of the ISDA
                             Agreement.

Other Provisions (General)

(A)   Other Agreements:      Corporate Resolution, Specimen
                             Signature Certificate and other
                             documentation as indicated in the
                             Agreement, if at all.

(B)   Events of Default:     As per Section 5 of the ISDA
                             Agreement and Cross Default as
                             indicated in the Agreement, if at
                             all.

(C)   Termination Events:    All the Termination Events
                             specified in Section 5(b) of the
                             ISDA Agreement will apply
                             (including Credit Event Upon
                             Merger).

(D)   Early Termination:     As per Section 6 of the ISDA
                             Agreement, it being the parties'
                             intent that Section 6 apply to all
                             outstanding Swap Transactions
                             before (as well as after) execution
                             of the Agreement.

(E)   Tax Representations:   Counterparty and BofA make the
                             Payer Representations contained in
                             Part 2 of the Schedule to the ISDA
                             Agreement.  Payee Representations
                             may be indicated in Part 2 of the
                             Schedule to the Agreement, if
                             applicable.

(F)   Tax Agreements of BofA
      and Counterparty:      As may be indicated in the
                             Agreement if at all.

(G)   Incorporation of
         Covenants:          Counterparty hereby covenants and
                             agrees that, from and after the
                             trade date hereof and thereafter
                             until all obligations of
                             Counterparty hereunder, are paid in
                             full, Counterparty will observe,
                             perform and fulfill each and every
                             covenant, term and provision
                             ("Covenants") contained in the USD
                             42,000,000 Credit Facility among
                             Aaron Rents, Inc., as Borrower,
                             Aaron Investment Company, as
                             Guarantor, Trust Company Bank and
                             First Union National Bank of
                             Georgia, as Lenders dated as of May
                             27, 1992 and the third Amendment
                             dated as of February 2, 1994 (the
                             "Credit Agreement") as the same are
                             in effect on the date hereof.  All
                             of such covenants, together with
                             related definitions are hereby
                             incorporated into this Confirmation
                             by reference as if such terms were
                             set forth in this Confirmation in
                             full.  In the event that the Credit
                             Agreement expires or terminates and
                             a successor credit agreement is
                             entered into between Counterparty
                             and BofA (acting either as the sole
                             financial institution thereunder or
                             a one of two or more financial
                             institutions thereunder), then all
                             references herein to the Credit
                             Agreement shall be deemed to refer
                             to the successor credit agreement.

(H)   Variations to the ISDA
      Agreement:             BofA has made certain amendments to
                             the ISDA Agreement which it
                             believes are of a noncontentious
                             nature.  These amendments will be
                             specified in the draft Agreement to
                             be sent by BofA to Counterparty.

(I)   Documentation:         This Confirmation will constitute a
                             binding agreement with respect to
                             the Swap Transaction described
                             herein.  Without prejudice to the
                             preceding sentence, Counterparty
                             and BofA will negotiate in good
                             faith to enter into the Agreement
                             as soon as practicable after the
                             date of this Confirmation.

    Please confirm your agreement to be bound by the terms stated herein by executing the copy of this Confirmation enclosed for that purpose and returning it to us or by sending to us a telex or letter, within 24 hours of receipt of this Confirmation to Bank of America National Trust and Savings Association San Francisco Telex No. 249839 Answer Bank OPRST UR or Rapidfax No. 415-622-3548 Attention: William L. Denton RMPG Operations, substantially in the form below:

Quote

    We acknowledged receipt of your rapidfax dated November 21, 1994 with respect to the Swap Transaction entered into on November 14, 1994 between Aaron Rents, Inc. and Bank of America National Trust and Savings Association with a Notational Amount of USD 10,000,000.00 and a Termination Date of November 17, 1997, and confirm our agreement to be bound by the terms specified in such rapidfax. [We also confirm that the Basic Representations provided in Section 3(a) of the ISDA Agreement are true with respect to the Swap Transaction.]

Unquote

    This Confirmation shall be conclusively deemed accurate and complete by Counterparty if not objected to within two (2)
Business Days from the date of receipt.

                        Yours sincerely,


                        For and on behalf of:
                        BANK OF AMERICA NATIONAL
                        TRUST AND SAVINGS ASSOCIATION

                        By:   /s/ William R. Huth

                        Name:      William R. Huth

                        Title:     Vice President



Confirmed as of the
date first above written:
AARON RENTS, INC.



By:      /s/ Gilbert L. Danielson                     By:

Name:     Gilbert L. Danielson                        Name:

Title:    VP - Finance                                Title:


LC (41114S6Z)